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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. __________) of our report dated April 11, 2000 included in NeoTherapeutics, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP

Orange County, California
December 27, 2000